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                                                                   EXHIBIT 10.08

                       NONQUALIFIED STOCK OPTION AGREEMENT
                              NEMATRON CORPORATION


         THIS AGREEMENT is entered into effective as of December 13, 1999 by and between Nematron Corporation ("Corporation") and Matthew S. Galvez ("Optionee"). The Corporation hereby grants to the Optionee a stock option to purchase shares of the Corporation's common stock, no par value (the "Common Stock"), subject to the terms and conditions hereinafter provided below (the "Option"). The Option is not an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986.

         1. Option Grant. Optionee is hereby granted an option to purchase 200,000 shares of Common Stock at $2.625 per share. The Option is awarded in consideration of satisfactory performance as President and CEO of the Corporation since Mr. Galvez was hired. The Option shall be exercisable upon Optionee's execution of this Agreement.

         2.  Terms of Exercise.

         (a) Exercise. The Option may be exercised at any time, or from time to time, in whole or in part, from the time it first becomes exercisable as provided in Section 1 hereof until the Expiration Date (as defined in Section 2(b) hereof) unless such Option is earlier terminated pursuant to Section 3 hereof. Upon proper exercise of the Option, the Corporation shall promptly cause to be issued to the Optionee certificates for the Common Stock purchased upon such exercise, subject to Section 8 of this Agreement.

         (b) Expiration. Any provision of this Agreement to the contrary notwithstanding, the Option shall expire and no longer be exercisable after the date which is the tenth (10th) anniversary of the date of this Agreement (the "Expiration Date").

         (c) Notice. The Option shall be exercisable by delivery to the Secretary of the Corporation of a written and duly executed notice in the form attached hereto.

         (d) Payment Terms. Payment of the full purchase price of any shares with respect to which the Option is being exercised shall accompany the notice of exercise of the Option. Payment shall be made (i) in cash, (ii) by certified check, bank draft or money order, (iii) by tendering to the Corporation shares of Common Stock then owned by Optionee, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their "Fair Market Value" ", or by directing the Corporation to withhold shares having a "Fair Market Value" equal to the aggregate exercise price from the number of shares which otherwise would be acquired upon exercise and deeming the Option to have been exercised with respect to such withheld shares as well as the shares actually acquired upon such exercise, or (iv) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to Optionee's broker to deliver to the Corporation a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes in accordance with a written agreement between the Corporation and the brokerage firm if, at the time of exercise, the Corporation has entered into such an agreement. "Fair Market Value" shall mean the average of the high and low sale prices per share of the Common Stock reported in the Wall Street Journal (or if high and low sale prices are not reported, the last sale price reported in the Wall Street Journal or, if the last sale price is not reported, the last reported bid price per share) for the last preceding day on which the Common Stock was traded prior to the date with respect to which the Fair Market Value is to be determined, as determined by the Committee in its sole and reasonable discretion; provided that in the event the last preceding day on which the Common Stock was traded is greater than 10 trading days prior to the date with respect to which the Fair Market Value is to be determined, the Committee, in its good faith reasonable discretion, shall determine the Fair Market Value of the Common Stock.





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         3.   Termination of Employment.

              (a) Termination Prior to Option Becoming Exercisable. If, prior to the date that the Option shall first become exercisable, the Optionee's employment with the Corporation and its subsidiaries shall be terminated, with or without cause, or by the act, death or Disability (as defined in Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee, the Optionee's right to exercise the Option shall terminate and all rights hereunder shall cease.

              (b) Termination Other Than Because of Death or Disability After Option Becomes Exercisable. If, on or after the date that the Option shall first become exercisable, the Optionee's employment with the Corporation and its subsidiaries shall be terminated for any reason other than death or Disability, the Optionee shall have the right, until the Expiration Date, to exercise the Option to the extent that it was exercisable and is unexercised on the date of such termination of employment, subject to any other limitation on the exercise of the Option in effect at the date of exercise. The Option shall thereafter terminate and no longer be of any effect.

              (c) Termination Because of Death or Disability After Option Becomes Exercisable. If, on or after the date that the Option shall have become exercisable, the Optionee shall die or become Disabled while an employee of the Corporation or any of its subsidiaries and while the Option remains exercisable, the Optionee or the executor or administrator of the estate of the Optionee (as the case may be), or the person or persons to whom the Option shall have been transferred (if such transfer was made in compliance with Section 7 of this Agreement), shall have the right, until the Expiration Date, to exercise the Option to the extent that it was exercisable and unexercised on the date of death or termination, subject to any other limitation on exercise in effect at the date of exercise. The Option shall thereafter terminate and no longer be of any effect.

         4. Authority. The Corporation represents and warrants that the person signing this Agreement on its behalf has the requisite authority to execute this Agreement

         5. Withholding. The Optionee consents to withholding from his compensation of all applicable payroll and income taxes with respect to the Option. If the Optionee is no longer employed by the Corporation or its subsidiaries at the time any applicable taxes with respect to the Option are due and must be remitted by the Corporation, the Optionee agrees to pay applicable taxes to the Corporation, and the Corporation may delay issuance of a certificate until proper payment of such taxes has been made by the Optionee.

         6. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Corporation with respect to any of the shares covered by the Option until the issuance of a stock certificate or certificates upon the exercise of the Option, and then only with respect to the shares represented by such certificate or certificates. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the option with respect to such shares is exercised.

         7. Non-Transferability of Option. The Option shall not be transferred in any manner other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercised only by the Optionee. No transfer of the Option shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

         8. Compliance with Securities, Tax and Other Laws.

                  (a) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of the Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation reasonably deems necessary or advisable. The Corporation shall not be required to sell and deliver Common Stock if counsel for the Corporation reasonably determines (i) that the issuance or transfer of such shares will violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations promulgated thereunder or those of the Nasdaq Stock Market or any stock exchange on which the Common Stock may be listed, or the provisions of any state laws governing the sale of securities, or (ii) that there has not been





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compliance with the provisions of such acts, rules, regulations and laws. As a condition to exercise of the Option, the Corporation may require the Optionee, or any person acquiring the right to exercise the Option, to make any representation or warranty that the Corporation reasonably deems to be necessary under any applicable securities, tax, or other law or regulation. The Corporation shall promptly take all actions necessary to bring itself into compliance with such laws and regulations.

         (b) The Compensation Committee of the Corporation's Board of Directors (the "Committee") may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of the Option as it may deem reasonably advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the Nasdaq Stock Market or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued if counsel for the Corporation determines that the Corporation has not complied with all requirements under appropriate securities laws.

         (c) The Optionee represents that, unless a registration statement under the Securities Act of 1933 is in effect with respect to the shares of Common Stock acquired upon exercise of the Option, all of such shares will be acquired solely for his own account, for investment purposes and not with a view to any further sale or distribution thereof. All certificates representing any shares acquired upon exercise of the Option shall have endorsed thereon the following legends:

              (i) "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH LAWS."

              (ii) Any legend required to be placed thereon under any applicable state or federal securities law or any other agreement to which the Optionee and the Corporation may be a party.

         (d) Registration of Shares. The Corporation shall maintain an effective registration statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the shares of Common Stock that may be purchased upon exercise of the Option.

     9. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, issuance of warrants or other rights to purchase Common Stock or other securities of the Corporation, or other similar corporate transaction or event affects the Common Stock such that an adjustment or expansion is required in order to prevent dilution or enlargement of the benefits or potential benefits made available by the grant of the Option, the Company shall adjust, in such manner as is equitable, the number and type of shares of Common Stock subject to the Option and/or the exercise prices of the Option, in order to prevent dilution or expansion of such benefits; provided, however, that any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to the Option.

     10. No Right to Employment. The granting of the Option does not confer upon the Optionee any right to be retained as an employee of the Corporation.

     11. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Corporation shall be sent or delivered to the Secretary of the Corporation at the Corporation's headquarters. All notices by the Corporation to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Corporation or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Corporation to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.





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     12.   Disputes. Any dispute or disagreement which may arise under or as a result of this Agreement shall be determined arbitration conducted pursuant to the rules of the American Arbitration Association in Ann Arbor, Michigan and any determination by the arbitrator shall be final and binding for all purposes and on all persons, and shall be enforceable by any court of proper jurisdiction over the parties.

     13. Miscellaneous. The validity, construction and sufficiency of performance under this Agreement shall be governed by the internal laws of the State of Michigan. This is the entire agreement between the parties as to the subject matter herein and this Agreement may not be modified except in writing signed by both parties hereto.

     IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, and the Optionee have executed this Agreement effective as of the day and year first written above.


                                                   NEMATRON CORPORATION


                                                   By:  /s/ David P. Gienapp
                                                      -------------------------
                                                   Its: Secretary


                                                   OPTIONEE


                                                   /s/ Matthew S. Galvez
                                                   ----------------------------
                                                   Matthew S. Galvez



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                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION



Secretary
Nematron Corporation
5840 Interface Drive
Ann Arbor, Michigan 48103


         An Option was granted to me as of December 3, 1998 to purchase shares of Common Stock to purchase 460,000 shares of Common Stock at $0.75 per share.

         I hereby elect to exercise the Option with respect to      shares.
Payment of the $ aggregate exercise price is being made in the form of cash, certified check, bank draft or money order delivered with this notice.

         I represent that, if a registration statement under the Securities Act of 1933 is not in effect with respect to the shares of Common Stock I am acquiring pursuant to this notice of exercise, such shares are being acquired solely for my own account, for investment purposes and not with a view to any further sale or distribution thereof.

         The stock certificate for the shares acquired upon exercise should be issued to:

                  (name)
                  (address)

                  (Social Security No.)



Dated:        ,                         Matthew S. Galvez
      -------- -----








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